 Exhibit 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF KOFFEE KORNER INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Koffee Korner Inc. for the quarter ended September 30, 2012, the undersigned, Nazneen D’Silva, President and CEO of Koffee Korner Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Koffee Korner Inc.

Date: November 13, 2012

/s/ Nanzeen D’Silva

Nanzeen D’Silva

Chairman, Chief Executive Officer (and

principal executive, financial officer and

principal accounting officer)